UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

JANUARY 31, 2011 Annual Report to Shareholders

DWS Core Plus Income Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
12 Portfolio Summary
14 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Tax Information
47 Investment Management Agreement Approval
51 Summary of Management Fee Evaluation by Independent Fee Consultant
55 Board Members and Officers
59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2011
Average Annual Total Returns as of 1/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.64%	-1.42%	0.92%	2.76%
Class B	4.85%	-2.16%	0.14%	1.96%
Class C	4.85%	-2.16%	0.15%	1.99%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	0.89%	-2.92%	-0.01%	2.29%
Class B (max 4.00% CDSC)	1.85%	-2.74%	-0.02%	1.96%
Class C (max 1.00% CDSC)	4.85%	-2.16%	0.15%	1.99%
No Sales Charges					Life of Institutional Class*
Class S	5.76%	-1.22%	1.14%	2.99%	N/A
Institutional Class	5.95%	-1.14%	1.21%	N/A	3.04%
Barclays Capital US Aggregate Bond Index+	5.06%	5.36%	5.82%	5.68%	5.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.04%, 2.02%, 1.84%, 0.81% and 0.66% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such period and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 1/31/11	$10.50	$10.51	$10.50	$10.49	$10.46
1/31/10	$10.27	$10.28	$10.27	$10.27	$10.23
Distribution Information: Twelve Months as of 1/31/11: Income Dividends	$.34	$.26	$.26	$.36	$.37
January Income Dividend	$.0257	$.0190	$.0190	$.0270	$.0279
SEC 30-day Yield++ as of 1/31/11	3.17%	2.57%	2.57%	3.53%	3.66%
Current Annualized Distribution Rate++ as of 1/31/11	2.94%	2.17%	2.17%	3.09%	3.20%

++ The SEC yield is net investment income per share earned over the month ended January 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.53% for Class C shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.13% for Class C shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 1/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	356	of	566	63
3-Year	475	of	485	98
5-Year	381	of	391	98
Class B 1-Year	466	of	566	83
3-Year	478	of	485	99
5-Year	385	of	391	99
Class C 1-Year	466	of	566	83
3-Year	479	of	485	99
5-Year	384	of	391	98
Class S 1-Year	334	of	566	59
3-Year	474	of	485	98
5-Year	380	of	391	97
10-Year	251	of	257	98
Institutional Class 1-Year	305	of	566	54
3-Year	473	of	485	98
5-Year	379	of	391	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2010 to January 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended January 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/11	$1,008.10	$1,003.40	$1,003.40	$1,009.00	$1,009.50
Expenses Paid per $1,000*	$4.81	$8.58	$8.58	$3.90	$3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/11	$1,020.42	$1,016.64	$1,016.64	$1,021.32	$1,022.03
Expenses Paid per $1,000*	$4.84	$8.64	$8.64	$3.92	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.95%	1.70%	1.70%	.77%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team
Kenneth R. Bowling, CFA John Brennan William Chepolis, CFA Jamie Guenther, CFA Bruce Harley, CFA, CEBS	J. Kevin Horsley, CFA, CPA J. Richard Robben, CFA David Vignolo, CFA Stephen Willer, CFA
Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The US Federal Reserve Board (the Fed) maintained the benchmark fed funds rate at basically zero throughout the 12 months, as it sought to stimulate the economy.1 For much of the period, interest rates declined, with the 10-year Treasury dipping into the 2.5% range in the summer and fall of 2010. As the calendar year 2010 drew to a close, Treasury rates rose on optimism over the economy based on several factors. These included the prospect of another round of bond purchases by the Fed, the results of the November US congressional elections and a budget deal between the Obama administration and congressional Republicans that extended the Bush-era tax cuts.

Domestic bonds generally provided positive returns during the 12 months. In particular, credit-sensitive sectors, including corporate bonds and commercial mortgage-backed securities (CMBS), outperformed the broader investment-grade market.2 For the period, credit spreads — the incremental yield offered by lower-quality versus higher-quality fixed-income instruments — narrowed as investors sought incremental yield in a low-rate environment. In this vein, lower-rated, high-yield corporate bonds generally provided exceptionally strong returns, as did emerging-markets debt overall. Securities backed by loans on residential mortgages provided positive returns, despite a removal of government support for the mortgage market early in the period and continued concerns over delinquencies.

For the annual period ended January 31, 2011, the total return of the fund's Class A shares was 5.64%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) The Barclays Capital US Aggregate Bond Index delivered a 5.06% return.3 The average return of the Lipper Intermediate Investment Grade Debt Funds category was 6.28% for the 12-month period.4

Positive Contributors to Performance

The fund's performance versus its benchmark was principally the result of an overall tilt toward credit-sensitive fixed-income sectors, where prices respond to the market's perception of the likelihood of timely payments of principal and interest.

Our high-yield corporate holdings were the largest single positive contributor to the fund's performance as credit sentiment continued to rebound with the improving economy and as investors sought alternatives to ultra-low yields available on Treasuries. A modest position in emerging-markets debt also helped relative performance.

Negative Contributors to Performance

The principal detractor from the fund's performance relative to the benchmark over the year was related to our developed overseas markets currency and debt exposures. Specifically, we were short the Japanese yen, which detracted as the yen strengthened over the period.5 In addition, we had modest exposure to the debt of a pair of Irish banks, which required assistance as that nation's banking crisis continued to unfold.

Outlook and Positioning

At the end of the period, one of the fund's largest allocations was in mortgage-backed securities (MBS), followed by investment-grade corporate bonds, and US Treasury and Agency securities.6

We currently believe a somewhat conservative stance with respect to overall portfolio duration and interest rate exposure is warranted as we monitor the impact of Fed bond purchases on inflation expectations and rates.7 In addition, we are closely watching economic data, which increasingly appear to indicate that the recovery is taking hold, despite ongoing suboptimal results in employment and housing. This trend would bode well for continued outperformance by credit-oriented sectors. Given that corporate balance sheets on the whole are presently in excellent condition, currently we believe overweighting investment-grade corporate bonds makes good sense.8 Lastly, we intend to reevaluate our high-yield position if tighter spreads versus investment-grade issues change our risk/reward analysis.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

3 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade corporate debt issues or government issues. For the 1-, 3-, 5- and 10-year periods, this category's average return was 6.28% (566 funds),5.10% (485 funds), 5.25% (381 funds) and 5.20% (98 funds), respectively, as of 1/31/11. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

5 The value of a short position rises when the underlying currency falls. Conversely, the value of a long position rises when the underlying currency rises.

6 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

7 Effective duration is an approximate measure of the fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	1/31/11	1/31/10

Corporate Bonds	43%	32%
Mortgage-Backed Securities Pass-Throughs	33%	36%
Government & Agency Obligations	26%	27%
Commercial Mortgage-Backed Securities	11%	5%
Municipal Bonds and Notes	6%	4%
Collateralized Mortgage Obligations	3%	2%
Asset-Backed	0%	1%
Cash Equivalents and Other Assets and Liabilities, Net	(22)%	(7)%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/11	1/31/10

US Government and Agencies	41%	56%
AAA	7%	2%
AA	4%	6%
A	9%	11%
BBB	19%	14%
BB	7%	5%
B	10%	4%
CCC	0%	1%
Not Rated	3%	1%
	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	1/31/11	1/31/10

Effective Maturity	5.0 years	7.6 years
Effective Duration	3.3 years	4.6 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Effective maturity and duration are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of January 31, 2011
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 42.6%
Consumer Discretionary 11.9%
AMC Entertainment, Inc., 8.75%, 6/1/2019		2,800,000	3,003,000
Cablevision Systems Corp., 8.625%, 9/15/2017		3,500,000	3,911,250
CBS Corp., 5.9%, 10/15/2040		1,375,000	1,306,660
CCO Holdings LLC, 7.0%, 1/15/2019		3,800,000	3,828,500
Comcast Corp., 5.15%, 3/1/2020		800,000	835,341
DIRECTV Holdings LLC, 6.35%, 3/15/2040		1,892,000	1,941,517
Expedia, Inc.:
5.95%, 8/15/2020		2,509,000	2,546,635
7.456%, 8/15/2018		2,800,000	3,136,000
Home Depot, Inc.:
5.4%, 9/15/2040		905,000	857,666
5.875%, 12/16/2036		95,000	95,941
J.C. Penney Co., Inc., 5.65%, 6/1/2020		3,500,000	3,377,500
Levi Strauss & Co., 7.625%, 5/15/2020		4,530,000	4,739,512
Lowe's Companies, Inc.:
2.125%, 4/15/2016		750,000	735,788
3.75%, 4/15/2021		1,150,000	1,107,406
MGM Resorts International, 144A, 9.0%, 3/15/2020		1,750,000	1,933,750
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		1,300,000	1,266,142
Norcraft Companies LP, 10.5%, 12/15/2015		350,000	373,625
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016 (b)		2,500,000	2,700,000
Time Warner, Inc.:
6.2%, 3/15/2040		900,000	925,190
7.625%, 4/15/2031		900,000	1,064,473
Yum! Brands, Inc.:
3.875%, 11/1/2020		1,090,000	1,044,079
5.3%, 9/15/2019		310,000	330,730
			41,060,705
Consumer Staples 2.6%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		2,000,000	2,469,020
CVS Caremark Corp.:
6.125%, 9/15/2039		1,200,000	1,240,383
6.25%, 6/1/2027		1,027,000	1,123,182
Kraft Foods, Inc., 5.375%, 2/10/2020		3,380,000	3,604,986
Kroger Co., 5.4%, 7/15/2040		765,000	711,840
			9,149,411
Energy 5.2%
Chesapeake Energy Corp., 9.5%, 2/15/2015		1,450,000	1,696,500
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		2,000,000	2,583,788
Enterprise Products Operating LLC, 6.125%, 10/15/2039		1,190,000	1,190,668
KazMunayGaz National Co., Series 1, REG S, 8.375%, 7/2/2013		210,000	232,050
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039		1,500,000	1,537,414
Marathon Petroleum Corp., 144A, 5.125%, 3/1/2021		475,000	479,251
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,380,618
Plains All American Pipeline LP, 8.75%, 5/1/2019		3,000,000	3,766,008
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020 (b)		2,150,000	2,000,470
Weatherford International Ltd., 5.125%, 9/15/2020		1,900,000	1,916,418
Williams Partners LP, 4.125%, 11/15/2020		1,320,000	1,245,086
			18,028,271
Financials 11.4%
American Express Co., 7.0%, 3/19/2018		2,723,000	3,161,253
Bank of America Corp.:
5.625%, 7/1/2020		1,000,000	1,028,401
5.75%, 12/1/2017		1,505,000	1,575,833
BNP Paribas, 5.0%, 1/15/2021		1,229,000	1,229,220
Citigroup, Inc., 5.375%, 8/9/2020 (b)		3,350,000	3,430,866
Discover Bank, 8.7%, 11/18/2019		1,900,000	2,275,066
Fifth Third Bancorp., 5.45%, 1/15/2017		1,660,000	1,733,027
Ford Motor Credit Co., LLC:
7.0%, 4/15/2015		2,000,000	2,199,042
8.0%, 6/1/2014		3,525,000	3,947,238
General Electric Capital Corp., 4.625%, 1/7/2021		1,545,000	1,530,112
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		810,000	756,522
Hyundai Capital Services, Inc., 144A, 4.375%, 7/27/2016		450,000	452,613
JPMorgan Chase & Co., 5.125%, 9/15/2014		3,500,000	3,762,601
Keybank NA, 5.7%, 11/1/2017		950,000	976,184
Lincoln National Corp., 8.75%, 7/1/2019		1,200,000	1,506,542
MetLife, Inc., Series A, 6.817%, 8/15/2018		1,100,000	1,283,283
Morgan Stanley:
3.45%, 11/2/2015		425,000	417,437
Series F, 6.625%, 4/1/2018		1,000,000	1,086,529
Novatek Finance Ltd., 144A, 6.604%, 2/3/2021 (c)		900,000	901,564
PNC Bank NA, 6.875%, 4/1/2018		700,000	798,054
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014		900,000	972,715
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	3,181,630	107,302
Royal Bank of Scotland PLC, 6.125%, 1/11/2021		1,200,000	1,192,459
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		1,950,000	2,095,281
Toll Brothers Finance Corp., 8.91%, 10/15/2017		950,000	1,120,170
			39,539,314
Health Care 2.3%
Express Scripts, Inc.:
6.25%, 6/15/2014		1,040,000	1,166,903
7.25%, 6/15/2019		1,515,000	1,794,567
HCA, Inc., 9.25%, 11/15/2016		1,510,000	1,625,138
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		1,045,000	1,042,904
Medco Health Solutions, Inc., 7.25%, 8/15/2013		2,000,000	2,267,840
			7,897,352
Industrials 0.9%
CSX Corp.:
6.15%, 5/1/2037		1,000,000	1,057,956
6.25%, 3/15/2018		1,920,000	2,201,512
			3,259,468
Materials 2.4%
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,063,820
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		1,750,000	2,126,285
Dow Chemical Co., 4.25%, 11/15/2020		1,045,000	1,000,469
Exopack Holding Corp., 11.25%, 2/1/2014		980,000	1,006,950
United States Steel Corp., 7.375%, 4/1/2020		2,850,000	2,956,875
			8,154,399
Telecommunication Services 3.8%
American Tower Corp., 5.05%, 9/1/2020		2,750,000	2,712,936
Embarq Corp., 7.082%, 6/1/2016		2,313,000	2,633,411
Frontier Communications Corp., 8.125%, 10/1/2018		2,750,000	3,097,187
Qwest Communications International, Inc., 8.0%, 10/1/2015		2,500,000	2,706,250
Windstream Corp., 8.625%, 8/1/2016		1,700,000	1,802,000
			12,951,784
Utilities 2.1%
CMS Energy Corp., 5.05%, 2/15/2018		1,300,000	1,291,174
DTE Energy Co., 7.625%, 5/15/2014		420,000	484,336
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		83,412	71,251
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		1,169,000	1,122,868
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		300,000	340,225
NRG Energy, Inc., 144A, 7.625%, 1/15/2018		1,800,000	1,822,500
Sempra Energy, 6.5%, 6/1/2016		1,700,000	1,967,743
			7,100,097
Total Corporate Bonds (Cost $141,430,651)			147,140,801

Mortgage-Backed Securities Pass-Throughs 32.8%
Federal Home Loan Mortgage Corp.:
5.376%**, 9/1/2038		486,889	512,376
7.0%, 1/1/2038		378,656	425,175
Federal National Mortgage Association:
3.218%**, 8/1/2037		573,624	599,516
3.5%, 8/1/2025 (c)		21,500,000	21,617,579
4.0%, 9/1/2040		9,846,698	9,773,558
4.5%, 12/1/2038 (c)		7,125,000	7,284,200
5.0%, 8/1/2020		678,703	726,772
5.383%**, 1/1/2038		957,950	1,010,306
5.5%, with various maturities from 12/1/2032 until 9/1/2036 (c)		27,304,105	29,244,851
6.0%, with various maturities from 9/1/2035 until 2/1/2037 (c)		14,747,997	16,038,804
6.5%, with various maturities from 9/1/2016 until 10/1/2034 (c)		5,635,910	6,259,823
7.0%, 4/1/2038		517,466	580,573
8.0%, 9/1/2015		214,755	233,939
Government National Mortgage Association:
4.5%, 7/1/2039 (c)		10,825,000	11,197,109
5.0%, 5/1/2038 (c)		3,700,000	3,926,625
5.5%, 4/1/2036 (c)		3,700,000	4,000,336
Total Mortgage-Backed Securities Pass-Throughs (Cost $111,615,882)			113,431,542

Asset-Backed 0.4%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.361%**, 5/16/2016 (Cost $1,416,680)		1,400,000	1,421,757

Commercial Mortgage-Backed Securities 11.3%
Banc of America Commercial Mortgage, Inc., "H", Series 2007-3, 144A, 5.658%**, 6/10/2049		1,875,000	189,506
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		4,074,000	4,344,194
Citigroup/Deutsche Bank Commercial Mortgage Trust:
"A4", Series 2005-CD1, 5.222%**, 7/15/2044		5,190,000	5,598,686
"A4", Series 2006-CD2, 5.344%**, 1/15/2046		4,400,000	4,723,386
GS Mortgage Securities Corp. II, "A4A", Series 2005-GG4, 4.751%, 7/10/2039		5,000,000	5,280,916
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-CB12, 4.895%, 9/12/2037		3,500,000	3,709,293
"A4", Series 2006-CB16, 5.552%, 5/12/2045		1,586,000	1,701,884
"F", Series 2007-LD11, 5.818%**, 6/15/2049*		1,660,000	118,356
"H", Series 2007-LD11, 144A, 5.818%**, 6/15/2049*		2,910,000	80,025
"J", Series 2007-LD11, 144A, 5.818%**, 6/15/2049*		1,000,000	12,500
"K", Series 2007-LD11, 144A, 5.818%**, 6/15/2049*		2,380,000	11,900
"A4", Series 2007-LD12, 5.882%, 2/15/2051		3,200,000	3,425,207
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		1,700,000	1,812,532
"A4", Series 2007-C6, 5.858%**, 7/15/2040		3,700,000	3,913,936
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%**, 6/12/2050		1,810,000	1,946,857
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.272%**, 12/15/2044		2,150,000	2,305,546
Total Commercial Mortgage-Backed Securities (Cost $45,427,066)			39,174,724

Collateralized Mortgage Obligations 2.8%
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		442,359	290,963
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.81%**, 2/25/2048		4,361,232	4,359,566
Federal National Mortgage Association, ''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		15,682,143	1,515,971
Government National Mortgage Association:
"IP", Series 2010-79, Interest Only, 4.5%, 5/20/2039		4,871,047	854,884
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		4,468,124	549,461
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040		940,504	144,260
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.713%**, 10/7/2020		1,817,966	1,817,966
Total Collateralized Mortgage Obligations (Cost $9,965,440)			9,533,071

Government & Agency Obligations 25.6%
Sovereign Bonds 6.8%
Eskom Holdings Ltd., REG S, 5.75%, 1/26/2021		1,200,000	1,170,000
Kingdom of Morocco, REG S, 4.5%, 10/5/2020	EUR	1,650,000	2,021,893
Republic of Argentina:
GDP Linked Note, 12/15/2035 (d)		1,540,000	233,310
8.28%, 12/31/2033		1,691,237	1,479,832
Republic of Egypt:
REG S, 8.75%, 7/18/2012	EGP	100,000	16,002
9.1%, 9/20/2012	EGP	850,000	145,300
Republic of El Salvador, REG S, 8.25%, 4/10/2032		150,000	165,750
Republic of Ghana, REG S, 8.5%, 10/4/2017		230,000	250,700
Republic of Lithuania, REG S, 5.125%, 9/14/2017		675,000	659,812
Republic of Panama:
5.2%, 1/30/2020		1,000,000	1,061,000
7.125%, 1/29/2026		330,000	391,875
7.25%, 3/15/2015		300,000	351,000
8.875%, 9/30/2027		100,000	135,500
Republic of Peru, 7.125%, 3/30/2019		1,900,000	2,269,550
Republic of Poland, 6.375%, 7/15/2019		1,545,000	1,722,462
Republic of Serbia, REG S, 6.75%, 11/1/2024		1,680,000	1,671,600
Republic of Sri Lanka, 144A, 6.25%, 10/4/2020		2,000,000	1,990,000
Republic of Venezuela, REG S, 7.75%, 10/13/2019		2,500,000	1,675,000
Russian Federation:
144A, 5.0%, 4/29/2020		6,000,000	5,943,000
REG S, 7.5%, 3/31/2030		44,750	51,284
			23,404,870
US Treasury Obligations 18.8%
US Treasury Bill, 0.185%***, 3/17/2011 (e)		2,563,000	2,562,531
US Treasury Bonds:
3.5%, 2/15/2039 (b)		5,000,000	4,153,905
5.375%, 2/15/2031 (b)		2,000,000	2,279,376
US Treasury Notes:
1.25%, 10/31/2015		6,000,000	5,838,282
1.75%, 1/31/2014 (b)		49,000,000	50,129,303
			64,963,397
Total Government & Agency Obligations (Cost $88,137,252)			88,368,267

Loan Participations and Assignments 0.3%
Sovereign Loans
Export-Import Bank of Ukraine, 7.65%, 9/7/2011		120,000	121,800
Gazprom, 144A, 8.125%, 7/31/2014		705,000	793,125
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	277,950
Total Loan Participations and Assignments (Cost $1,081,930)			1,192,875

Municipal Bonds and Notes 6.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (h)		950,000	861,051
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020, INS: AMBAC		3,325,000	2,479,286
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		2,170,000	2,151,555
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		3,750,000	3,661,312
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023, INS: AMBAC		915,000	918,184
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (h)		900,000	921,420
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority, Build America Bonds, Series B, 6.731%, 7/1/2043 (h)		1,200,000	1,179,108
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,622,951
Pennsylvania, State General Obligation, 5.25%, 2/1/2014, INS: NATL		1,460,000	1,631,068
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	934,392
4.875%, 9/15/2017		315,000	329,818
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		2,265,000	2,302,803
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014		2,160,000	2,393,194
Total Municipal Bonds and Notes (Cost $22,961,007)			22,386,142

	Shares	Value ($)

Securities Lending Collateral 17.6%
Daily Assets Fund Institutional, 0.25% (f) (g) (Cost $60,833,960)	60,833,960	60,833,960

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $482,869,868)+	139.9	483,483,139
Other Assets and Liabilities, Net	(39.9)	(137,772,121)
Net Assets	100.0	345,711,018

* Non-income producing security.

** These securities are shown at their current rate as of January 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $483,427,428. At January 31, 2011, net unrealized appreciation for all securities based on tax cost was $55,711. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,833,148 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,777,437.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2011 amounted to $58,919,499, which is 17.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(e) At January 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h) Taxable issue.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NATL: National Public Finance Guarantee Corp.

NCUA: National Credit Union Administration

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	27	2,786,834	(22,880)
10 Year US Treasury Note	USD	3/22/2011	850	102,677,344	878,047
British Pound Currency	USD	3/14/2011	74	7,409,250	(122,100)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	38	6,437,909	86,277
Japanese Yen Currency	USD	3/14/2011	33	5,030,850	(85,763)
Ultra Long US Treasury Bond	USD	3/22/2011	20	2,463,125	136,875
United Kingdom Long Gilt Bond	GBP	3/29/2011	35	6,578,079	(15,927)
Total net unrealized appreciation					854,529

As of January 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation($)
1/31/2011 2/8/2011	34,000,000	1	0.15%	Barclays Commodities Producers Currency Index	(685)	—	(685)
Counterparties: 1 Barclays Capital Securities, Inc.

As of January 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	850,883	EUR	650,000	2/4/2011	39,022	HSBC Bank USA
EUR	2,300,000	USD	3,179,451	2/4/2011	30,559	HSBC Bank USA
Total net unrealized appreciation					69,581

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
RUB	8,000,000	USD	258,938	2/4/2011	(9,448)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
AUD Australian Dollar EGP Egyptian Pound EUR Euro GBP British Pound RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$147,140,801	$—	$147,140,801
Mortgage-Backed Securities Pass-Throughs	—	113,431,542	—	113,431,542
Asset-Backed	—	1,421,757	—	1,421,757
Commercial Morgage-Backed Securities	—	39,174,724	—	39,174,724
Collateralized Mortgage Obligations	—	9,533,071	—	9,533,071
Government & Agency Obligations	—	85,805,736	—	85,805,736
Loan Participations and Assignments	—	1,192,875	—	1,192,875
Municipal Bonds and Notes	—	22,386,142	—	22,386,142
Short-Term Investments (i)	60,833,960	2,562,531	—	63,396,491
Derivatives (j)	1,101,199	69,581	—	1,170,780
Total	$61,935,159	$422,718,760	$—	$484,653,919
Liabilities
Derivatives (j)	$(246,670)	$(10,133)	$—	$(256,803)
Total	$(246,670)	$(10,133)	$—	$(256,803)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended January 31, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Government & Agency Obligations
Balance as of January 31, 2010	$173,090
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into of Level 3	—
Transfers (out) of Level 3	(173,090	) (k)
Balance as of January 31, 2011	$—
Net change in unrealized appreciation (depreciation) from investments still held as of January 31, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of January 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $422,035,908) — including $58,919,499 of securities loaned	$422,649,179
Investment in Daily Assets Fund Institutional (cost $60,833,960)*	60,833,960
Total investments, at value (cost $482,869,868)	483,483,139
Cash	532,824
Foreign currency, at value (cost $53,639)	52,009
Receivable for investments sold	3,245,636
Receivable for investments sold — delayed delivery securities	18,177,516
Receivable for variation margin on open futures contracts	224,423
Receivable for Fund shares sold	298,733
Interest receivable	4,017,235
Unrealized appreciation on open forward foreign currency exchange contracts	69,581
Foreign taxes recoverable	2,505
Other assets	45,492
Total assets	510,149,093
Liabilities
Line of credit loan payable	1,500,000
Payable for investments purchased	1,574,903
Payable for investments purchased — when-issued and delayed delivery securities	99,601,285
Payable for Fund shares redeemed	439,608
Payable upon return of securities loaned	60,833,960
Unrealized depreciation on open total return swap contracts	685
Unrealized depreciation on open forward foreign currency exchange contracts	9,448
Accrued management fee	133,860
Other accrued expenses and payables	344,326
Total liabilities	164,438,075
Net assets, at value	$345,711,018

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of January 31, 2011 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(177,959)
Net unrealized appreciation (depreciation) on: Investments	613,271
Total return swap contracts	(685)
Futures	854,529
Foreign currency	58,594
Accumulated net realized gain (loss)	(130,426,616)
Paid-in capital	474,789,884
Net assets, at value	$345,711,018
Net Asset Value
Class A Net Asset Value and redemption price per share ($100,351,290 ÷ 9,559,036 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.50
Maximum offering price per share (100 ÷ 95.50 of $10.50)	$10.99
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($910,785 ÷ 86,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.51
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($6,447,828 ÷ 613,974 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.50
Class S Net Asset Value offering and redemption price per share ($228,032,031 ÷ 21,738,233 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.49
Institutional Class Net Asset Value offering and redemption price per share ($9,969,084 ÷ 953,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended January 31, 2011
Investment Income
Income: Interest	$14,550,901
Dividends	7,384
Income distributions — Central Cash Management Fund	128,385
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,410
Total income	14,711,080
Expenses: Management fee	1,672,216
Administration fee	367,176
Distribution and service fees	332,999
Services to shareholders	596,194
Custodian fee	23,295
Professional fees	104,453
Trustees' fees and expenses	9,611
Reports to shareholders	47,635
Registration fees	76,140
Other	47,650
Total expenses before expense reductions	3,277,369
Expense reductions	(155,342)
Total expenses after expense reductions	3,122,027
Net investment income	11,589,053
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,464,848
Futures	(2,843,106)
Foreign currency	(59,221)
Payments by affiliates (see Note G)	20,055
14,582,576
Change in net unrealized appreciation (depreciation) on: Investments	(7,047,885)
Total return swap contracts	(685)
Futures	1,481,965
Foreign currency	64,692
(5,501,913)
Net gain (loss)	9,080,663
Net increase (decrease) in net assets resulting from operations	$20,669,716

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$11,589,053	$17,094,033
Net realized gain (loss)	14,582,576	(23,906,486)
Change in net unrealized appreciation (depreciation)	(5,501,913)	52,268,619
Net increase (decrease) in net assets resulting from operations	20,669,716	45,456,166
Distributions to shareholders from: Net investment income: Class A	(3,491,864)	(5,612,405)
Class B	(30,809)	(83,004)
Class C	(178,028)	(311,295)
Class S	(8,397,439)	(13,281,718)
Institutional Class	(395,960)	(603,557)
Total distributions	(12,494,100)	(19,891,979)
Fund share transactions: Proceeds from shares sold	23,755,735	27,227,028
Reinvestment of distributions	10,209,889	16,037,641
Payments for shares redeemed	(77,576,250)	(90,980,793)
Redemption fees	—	293
Net increase (decrease) in net assets from Fund share transactions	(43,610,626)	(47,715,831)
Increase from regulatory settlements (see Note H)	9,767	—
Increase (decrease) in net assets	(35,425,243)	(22,151,644)
Net assets at beginning of period	381,136,261	403,287,905
Net assets at end of period (including distributions in excess of net investment income of $177,959 and $10,166, respectively)	$345,711,018	$381,136,261

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended January 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.27		$9.62		$12.61		$12.60	$12.68
Income (loss) from investment operations: Net investment incomea	.32		.42		.61		.58	.56
Net realized and unrealized gain (loss)	.25		.72		(2.96)		.02	(.04)
Total from investment operations	.57		1.14		(2.35)		.60	.52
Less distributions from: Net investment income	(.34)		(.49)		(.61)		(.59)	(.60)
Net realized gains	—		—		(.03)		—	—
Total distributions	(.34)		(.49)		(.64)		(.59)	(.60)
Redemption fees	—		.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$10.50		$10.27		$9.62		$12.61	$12.60
Total Return (%)b	5.64	c	12.02	c	(19.04	)c	4.87	4.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100		111		118		193	212
Ratio of expenses before expense reductions (%)	1.03		1.04		1.04		1.02	1.06
Ratio of expenses after expense reductions (%)	.95		.95		1.00		1.02	1.06
Ratio of net investment income (%)	3.06		4.22		5.31		4.58	4.44
Portfolio turnover rate (%)	392		280		203		150	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended January 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.28	$9.63	$12.62	$12.61	$12.68
Income (loss) from investment operations: Net investment incomea	.24	.34	.52	.48	.46
Net realized and unrealized gain (loss)	.25	.72	(2.95)	.02	(.04)
Total from investment operations	.49	1.06	(2.43)	.50	.42
Less distributions from: Net investment income	(.26)	(.41)	(.53)	(.49)	(.49)
Net realized gains	—	—	(.03)	—	—
Total distributions	(.26)	(.41)	(.56)	(.49)	(.49)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.51	$10.28	$9.63	$12.62	$12.61
Total Return (%)b,c	4.85	11.17	(19.65)	4.02	3.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	7	12
Ratio of expenses before expense reductions (%)	1.84	2.02	1.93	1.88	2.09
Ratio of expenses after expense reductions (%)	1.70	1.70	1.75	1.79	1.86
Ratio of net investment income (%)	2.31	3.47	4.56	3.80	3.64
Portfolio turnover rate (%)	392	280	203	150	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended January 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.27	$9.62	$12.61	$12.60	$12.67
Income (loss) from investment operations: Net investment incomea	.24	.34	.52	.48	.46
Net realized and unrealized gain (loss)	.25	.72	(2.95)	.02	(.04)
Total from investment operations	.49	1.06	(2.43)	.50	.42
Less distributions from: Net investment income	(.26)	(.41)	(.53)	(.49)	(.49)
Net realized gains	—	—	(.03)	—	—
Total distributions	(.26)	(.41)	(.56)	(.49)	(.49)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.50	$10.27	$9.62	$12.61	$12.60
Total Return (%)b,c	4.85	11.18	(19.67)	4.04	3.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	8	13	13
Ratio of expenses before expense reductions (%)	1.83	1.84	1.82	1.81	1.89
Ratio of expenses after expense reductions (%)	1.70	1.70	1.75	1.79	1.86
Ratio of net investment income (%)	2.31	3.47	4.56	3.81	3.64
Portfolio turnover rate (%)	392	280	203	150	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended January 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.27	$9.62	$12.61	$12.60	$12.68
Income (loss) from investment operations: Net investment incomea	.34	.44	.64	.61	.59
Net realized and unrealized gain (loss)	.24	.72	(2.96)	.02	(.04)
Total from investment operations	.58	1.16	(2.32)	.63	.55
Less distributions from: Net investment income	(.36)	(.51)	(.64)	(.62)	(.63)
Net realized gains	—	—	(.03)	—	—
Total distributions	(.36)	(.51)	(.67)	(.62)	(.63)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.49	$10.27	$9.62	$12.61	$12.60
Total Return (%)b	5.76	12.42	(18.92)	5.12	4.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	228	250	264	417	442
Ratio of expenses before expense reductions (%)	.81	.81	.81	.79	.85
Ratio of expenses after expense reductions (%)	.79	.72	.75	.77	.82
Ratio of net investment income (%)	3.22	4.45	5.56	4.83	4.68
Portfolio turnover rate (%)	392	280	203	150	151
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class Years Ended January 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.23	$9.59	$12.58	$12.57	$12.66
Income (loss) from investment operations: Net investment incomea	.35	.45	.65	.62	.59
Net realized and unrealized gain (loss)	.25	.71	(2.95)	.02	(.04)
Total from investment operations	.60	1.16	(2.30)	.64	.55
Less distributions from: Net investment income	(.37)	(.52)	(.66)	(.63)	(.64)
Net realized gains	—	—	(.03)	—	—
Total distributions	(.37)	(.52)	(.69)	(.63)	(.64)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.46	$10.23	$9.59	$12.58	$12.57
Total Return (%)	5.95	12.42	(18.88)	5.21	4.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	11	21	.3
Ratio of expenses (%)	.66	.66	.65	.63	.76
Ratio of net investment income (%)	3.35	4.51	5.66	4.96	4.74
Portfolio turnover rate (%)	392	280	203	150	151
a Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $129,078,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2015 ($1,254,000), January 31, 2016 ($1,270,000), January 31, 2017 ($12,727,000) and January 31, 2018 ($113,827,000), the respective expiration dates, whichever occurs first.

During the year ended January 31, 2011, the Fund utilized approximately $15,837,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Capital loss carryforwards	$(129,078,000)
Net unrealized appreciation (depreciation) on investments	$55,711

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2011	2010
Distributions from ordinary income*	$12,494,100	$19,891,979

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended January 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of January 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $34,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2011, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $17,222,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $55,194,000 to $133,383,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $264,000 to $5,335,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $851,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$1,101,199	$1,101,199
Foreign Exchange Contracts (b)	69,581	—	69,581
	$69,581	$1,101,199	$1,170,780

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$—	$(38,807)	$(38,807)
Foreign Exchange Contracts (a) (b) (c)	(9,448)	(685)	(207,863)	(217,996)
	$(9,448)	$(685)	$(246,670)	$(256,803)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Unrealized depreciation on open total return swap contracts

(c) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (b)	$—	$(2,945,430)	$(2,945,430)
Foreign Exchange Contracts (a) (b)	106,765	102,324	209,089
	$106,765	$(2,843,106)	$(2,736,341)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$—	$1,484,891	$1,484,891
Foreign Exchange Contracts (a) (b) (c)	31,164	(685)	(2,926)	27,553
	$31,164	$(685)	$1,481,965	$1,512,444

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on total return swap contracts

(c) Change in net unrealized appreciation (depreciation) on futures contracts

C. Purchases and Sales of Securities

During the year ended January 31, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,294,104,967 and $1,283,341,232, respectively. Purchases and sales of US Treasury obligations aggregated $180,779,670 and $187,073,258, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

For the period from February 1, 2010 through April 30, 2011 (through September 30, 2010 for Class S), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.80%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.85%.

In addition, effective October 1, 2010, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.77%. The voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2011, the Administration Fee was $367,176, of which $29,429 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2011
Class A	$124,618	$88,121	$23,553
Class B	3,691	1,711	1,421
Class C	9,943	9,168	775
Class S	289,804	56,342	72,163
Institutional Class	253	—	54
	$428,309	$155,342	$97,966

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2011
Class B	$9,051	$698
Class C	52,798	4,277
	$61,849	$4,975

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at January 31, 2011	Annual Effective Rate
Class A	$253,443	$39,933	.24%
Class B	731	451	.06%
Class C	16,976	1,723	.24%
	$271,150	$42,107

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2011 aggregated $5,652.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2011, the CDSC for Class B and C shares aggregated $4,424 and $268, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,768, of which $7,877 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At January 31, 2011, the Fund had a $1,500,000 outstanding loan. Interest expense incurred on the borrowings was $63 for the year ended January 31, 2011. The average dollar amount of the borrowings was $1,500,000, the weighted average interest rate on these borrowings was 1.51% and the Fund had a loan outstanding for one day throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	528,294	$5,535,277	559,813	$5,544,512
Class B	2,840	29,622	26,176	260,591
Class C	65,916	689,214	80,360	805,654
Class S	1,462,430	15,255,377	1,751,615	17,369,318
Institutional Class	215,181	2,246,245	329,060	3,246,953
		$23,755,735		$27,227,028
Shares issued to shareholders in reinvestment of distributions
Class A	270,426	$2,822,906	445,574	$4,421,492
Class B	2,439	25,415	7,372	72,964
Class C	14,076	146,943	24,449	242,486
Class S	653,629	6,818,665	1,078,283	10,697,142
Institutional Class	38,076	395,960	60,931	603,557
		$10,209,889		$16,037,641
Shares redeemed
Class A	(2,028,188)	$(21,217,361)	(2,485,424)	$(24,660,898)
Class B	(79,328)	(827,670)	(142,621)	(1,407,287)
Class C	(174,790)	(1,831,393)	(223,351)	(2,210,828)
Class S	(4,718,854)	(49,256,893)	(5,942,340)	(59,025,599)
Institutional Class	(425,600)	(4,442,933)	(369,566)	(3,676,181)
		$(77,576,250)		$(90,980,793)
Redemption fees		$—		$293
Net increase (decrease)
Class A	(1,229,468)	$(12,859,178)	(1,480,037)	$(14,694,602)
Class B	(74,049)	(772,633)	(109,073)	(1,073,732)
Class C	(94,798)	(995,236)	(118,542)	(1,162,688)
Class S	(2,602,795)	(27,182,851)	(3,112,442)	(30,959,138)
Institutional Class	(172,343)	(1,800,728)	20,425	174,329
		$(43,610,626)		$(47,715,831)

G. Payments by Affiliates

During the year ended January 31, 2011, the Advisor fully reimbursed the Fund $20,055 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

H. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund and unclaimed proceeds were then paid to the Fund in the amount of $1,997. In addition, the Fund received $7,770 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts March 25, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 11% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of January 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	119	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	119	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	119	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		119	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	119	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	119	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	119	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	119	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	119	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	119	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	119	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	122	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$78,155	$0	$0	$0
2010	$76,623	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$7,500	$0	$0
2010	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 30, 2011